UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2018

INTELLIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37766	36-4785571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (857) 285-6200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Amendment of Material Definitive Agreement.

On December 3, 2018, Intellia Therapeutics, Inc. (“Intellia” or the “Company”), entered into an Amendment (the “Amendment”) to its License and Collaboration Agreement (the “Collaboration Agreement”), dated as of December 18, 2014, with Novartis Institutes for Biomedical Research (“Novartis”).  The Collaboration Agreement primarily focuses on ex vivo applications of the CRISPR/Cas9 technology to chimeric antigen receptor T cells (“CARTs”) and hematopoietic stem cells (“HSCs”).  Under the Collaboration Agreement, Novartis has the exclusive right to develop all collaboration programs focused on CARTs, while both companies will develop HSC programs. The Amendment expands the scope of the existing Collaboration Agreement to include the ex vivo development of CRISPR/Cas9-based cell therapies using limbal stem cells primarily against selected gene targets by Novartis in exchange for a one-time payment to Intellia of $10.0 million.  The Amendment also expands the scope of Intellia’s license to the Novartis lipid nanoparticle technology, as well as adjusts the payment mechanism for Novartis’ reimbursement of Intellia’s research and development costs to a non-adjustable $1.0 million per quarter for the remainder of the collaboration, clarifies the definition of a “Target” under the Collaboration Agreement and memorializes the organs excluded from Novartis’s in vivo Target selection.

On December 6, 2018, Intellia issued a press release, titled “Intellia Therapeutics and Novartis Expand Cell Therapy Collaboration to Pursue CRISPR/Cas9-based Genome Editing in Additional Stem Cell Population”, to announce the Amendment.  The full text of Intellia’s press release regarding the Amendment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing summary is qualified in its entirety by reference to the Amendment which the Company expects to file as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2018. The Company intends to seek confidential treatment for certain portions of the form of the Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

 EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1

Press release of Intellia Therapeutics, Inc., titled “Intellia Therapeutics and Novartis Expand Cell Therapy Collaboration to Pursue CRISPR/Cas9-based Genome Editing in Additional Stem Cell Population”, dated December 6, 2018

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: December 6, 2018	By:	/s/ John M. Leonard
	Name:	John M. Leonard
	Title:	Chief Executive Officer and President

4